CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
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                            EXHIBIT 10(c)
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              CUMMINS KEY EMPLOYEE STOCK INVESTMENT PLAN
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                     AS AMENDED FEBRUARY 14, 1989
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1.  Objectives of Plan
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    This Cummins Key Employee Stock Investment Plan (herein called the Plan) is intended to encourage ownership of common stock of the Company by eligible key employees, including officers of the Company and its affiliates. Through the proprietary interests thus created, the Plan is expected to benefit the Company and its affiliates by attracting and retaining the best available executive talent.

2.  Definitions
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   (a)  Company:  The term "Company", as used herein, means Cummins
        Engine Company, Inc., and any successor corporation, whether by merger, consolidation, purchase or otherwise, including the corporation issuing any shares distributed to all the holders of the common stock of the Company resulting from a sale of assets or similar transaction.

   (b) Affiliate: The term "affiliate", as used herein, means any corporation controlling, controlled by or under common control with the Company. The term "control", as applied to a particular corporation, means the ownership of more than 50% of the issued and outstanding voting stock of such corporation, not including treasury shares.

   (c)  Committee:  The term "Committee" means the Compensation
        Committee of the Board of Directors.

3.  The Shares of Stock
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   Shares of the Company's common stock may be acquired by the
   Company, either in the open market or in private transactions, and sold under the Plan from time to time while the Plan is in effect. The amount that may be expended from time to time for the acquisition of shares for the Plan shall be determined by the Board of Directors; but the amount expended on any such acquisition, when added to the aggregate amount theretofore expended by the Company for purchases of shares for the Plan, less the aggregate amount (not including interest) theretofore received by the Company upon disposition of such shares, shall in no event exceed 4% of a figure derived by multiplying the number of shares then outstanding including treasury shares, by the price of such shares determined as set forth in paragraph 5 hereof as of the last business day preceding the date of such acquisition. The Plan will expire April 1, 1999 or earlier at the option of the Board of Directors. Upon expiration of the Plan no further shares shall be sold thereunder but the Plan will continue in effect for the purpose of collecting installments remaining due on shares theretofore sold.

4.  Persons to Whom Shares of Stock may be Offered
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   Shares of stock may be offered under the Plan to such present or future officers and employees of the Company or of any of its affiliates as the Board of Directors may designate, and purchases by officers and employees pursuant to such offers shall be covered by separate purchase agreements entered into pursuant hereto. No member of the Committee, nor any person who is a director but not an officer of the Company or of an affiliate of the Company shall be eligible to participate in the Plan. The Board of Directors shall determine the number of shares to be offered to each individual under the Plan; provided, however, that, on the date of the execution and delivery of any such agreement with a purchaser and after giving effect to such agreement, the aggregate of the unpaid installments on all purchase agreements of such purchaser shall not exceed the annual salary then in effect for such purchaser. In determining the number of shares to be offered to an officer or employee, the Board may take into account the nature of the services rendered by him, his present and potential contributions to the Company's success, the responsibility involved in his employment and such other factors as the Board shall deem relevant.

5.  Price and Terms of Payment
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   The terms of payment for all shares sold under the Plan shall be those specified by the Board of Directors and set forth in the written agreement entered into with each purchaser, subject, however, to the limitations herein set forth. The price of all shares sold under the Plan shall be the closing price of the shares on the New York Stock Exchange on the last business day preceding the date of purchase (or, if there were no such sales on such day, the fair market value of such shares determined by the Board of Directors in any reasonable manner). Provision will be made for the payment of the purchase price for shares in installments; provided, however, that (a) the purchaser at his option may repay any or all such installments any time, (b) the provisions of the agreement of purchase shall be such as to comply with credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation G of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, and (c) no more than ten years shall be allowed in which to complete payment for the shares purchased pursuant to each such agreement. Each agreement shall provide for interest at the rate of 4% per annum on unpaid installments or such higher or lower rate as the Board of Directors shall fix from time to time.

6.  Delivery of Shares -- Title Thereto
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   Upon the making of a purchase hereunder, certificates for the shares of stock purchased will be delivered to the purchaser, who shall take title to such shares and be entitled to all voting rights with respect thereto and all cash dividends paid thereon. The certificates for such shares, together with a properly executed stock power, will be immediately deposited by the purchaser with the Company to be held by the Company as security for the payment of the installments of the purchase price, including interest. In the event of the payment by the Company of a stock dividend on any of its shares held as security pursuant to a purchase agreement hereunder, the pledge under such agreement shall extend to the shares issued in payment of such stock dividend. The purchaser shall promptly after the payment of any such stock dividend deliver to the Company the certificates representing the dividend shares, with a properly executed stock power. In the event that the shares held as security pursuant to a purchase agreement hereunder shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transaction, the changed or reclassified shares or other assets or both received as a result of such transaction shall be substituted for the shares pledged under such agreement, and the purchaser shall promptly deliver to the Company any certificates issued to represent the shares so changed or reclassified and any such other assets, together with a properly executed stock power. If there shall be issued to holders of shares held as security pursuant to purchase agreement hereunder, rights to subscribe for or purchase agreement hereunder, rights to subscribe for or purchase stock or other securities, such rights shall belong to the purchaser free from pledge. If at the time of a purchase pursuant to the Plan the Company does not have in effect under the Securities Act of 1933 a registration statement covering the shares purchased, the Company may, as a condition of accepting the purchase, require the purchaser to represent to the Company that he is purchasing the shares for investment and not with a view to resale or distribution. Upon completion of payment for such shares, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation G or other applicable credit regulation, the purchaser shall be entitled to re-delivery from the Company of the certificates so pledged.

7.  Sale of Shares After Purchase-Effect
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   In the event that, after a purchase of shares under the Plan, the purchaser sells any common stock of the Company, he shall not, for a period of six months following such sale, be entitled to make any additional purchase of shares under the Plan or make any borrowing under paragraph 11; provided, however, that the Committee may waive the provisions of this paragraph 7 in cases in which it determines that an unforeseen hardship necessitated the sale of such common stock by such purchaser.

8.  Termination of Employment or Death of Employee
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   Upon the death of an employee or upon his ceasing to be an employee of the Company or an affiliate of the Company (not including a transfer of employment from the Company to an affiliate, from an affiliate to the Company or among affiliates), all remaining unpaid installments for the purchase of shares of stock under the Plan or of a loan under paragraph 11 hereof shall become immediately due and payable, with interest to the date of payment; provided, however, upon the death of an employee, the Committee in its discretion may permit such employee's estate, herein or personal representative to continue payment of such purchase price or of such loan in installments.

9.  Amendment of Plan
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   The Board of Directors at any time may make such changes in the
   Plan, and in any agreements subsequently entered into thereunder, as it may deem necessary or advisable; provided, however, that no such amendment shall (i) increase the maximum amount that may be expended by the Company for shares for purposes of the Plan, (ii) reduce the price at which shares are to be sold to employees under the Plan, or (iii) extend the period for the completion of payment for shares purchased by employees under the Plan or of loans pursuant to paragraph 11 hereof. Neither the termination of the Plan nor any amendment thereof will affect any then existing purchase agreement or loan agreement entered into under paragraph 11 without the consent of the purchaser.

10. Effectiveness of the Plan
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   Subject to securing any necessary rulings of regulatory
   authorities having jurisdiction in the premises, the Plan shall become effective on the date when it is approved by the vote of the holders of a majority of the outstanding common stock of the Company voting at a meeting of stockholders. No employee or other person shall have any rights in or under the Plan except as expressly granted in an agreement entered into pursuant to the terms thereof.

11. Loans for Purchase of Common Stock of the Company
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   As an alternative to the sale of shares to key employees pursuant to the foregoing provisions of this Plan, the Company may make loans to such employees, to the extent permitted by law for the purpose of purchasing shares of the Company's common stock; provided, however, that (a) the unpaid balance of the aggregate principal amount of such loans shall be deducted from the amount that may be expended by the Company pursuant to paragraph 3 hereof, (b) the amount of each loan shall not be greater than the purchase price, determined as provided in paragraph 5 hereof, of the number of shares that might have been then offered to the key employee involved pursuant to the provisions of paragraph 4 hereof, (c) each such loan shall be payable in installments or in a single payment of principal with the last installment or single payment payable not later than ten years from the date of the making of the loan, and the other provisions of paragraph 5 hereof, regarding prepayment of principal, interest, and credit regulations, shall be applicable to such loan, and (d) the shares purchased by the employee shall be pledged with the Company as security for the repayment of such loan, in accordance with and subject to the provisions of paragraph 6.